UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2007

MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-16263	58-2572419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

 On April 25, 2007, Marine Products Corporation issued a press release titled "Marine Products Corporation Reports 2007 First Quarter Financial Results," that announced the financial results for the first quarter ended March 31, 2007.

Item 9.01  Financial Statements and Exhibits.

            (d)        Exhibits.

            Exhibit 99 - Press Release dated April 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation.

Date: April 25 , 2007	/s/ BEN M. PALMER Ben M. Palmer Vice President, Chief Financial Officer and Treasurer